ANALEX CORPORATION


               NON-QUALIFIED STOCK OPTION AGREEMENT



     This Stock Option Agreement (the "Agreement"), effective  as of  September  1,  2005 (the "Date of Grant"),  is  made  by  and
between   Analex   Corporation,  a  Delaware   corporation   (the
"Company"), and C. Wayne Grubbs (the "Recipient").

                           Background

     The  Company has established the 2002 Stock Option Plan (the
"Plan").   The Company wishes to grant to the Recipient  a  Stock
Option pursuant to the terms of the Plan.

     Therefore,   in   consideration  of  the  mutual   covenants
contained   in  this  Agreement  and  other  good  and   valuable
consideration, the Company and the Recipient agree as follows:

1. Grant of Option. In consideration of service to the Company and for other good and valuable consideration, the Company grants to the Recipient a Stock Option to purchase 367,321 shares of the Company's common stock in accordance with the terms and conditions of the Plan and this Agreement (the "Option"). The Company and the Recipient intend the Option to be a " non-qualified stock option" as such term is defined under Section 83 of the Internal Revenue Code of 1986, as amended.

2. Option Price. The purchase price of the shares of common stock of the Company covered by the Option (the "Shares") shall be $3.06 per share, which is the Fair Market Value on the Date of Grant.

3. Adjustments. If a stock dividend, stock split, share combination, exchange of shares, recapitalization, consolidation, spin-off, reorganization, or liquidation of or by the Company shall occur, the Board shall adjust the number and class of Shares then subject to the Option and the price per Share payable upon exercise of the Option to the extent the Board deems appropriate to reflect the applicable transaction.

4. Manner of Exercise. The Option, or any portion of the Option, may be exercised only in accordance with the terms of the Plan and solely by delivery to the Secretary of the Company ("Secretary") of all of the following items prior to the time when the Option or such portion becomes unexercisable under the terms of the Plan:

     (a) Notice in writing signed by the Recipient or the other person then entitled to exercise the Option or portion of the Option, stating the intention to exercise the Option or portion of the Option, such notice complying with all applicable rules (if any) established by the Board or the Compensation Committee thereof (the "Committee");

     (b) Full payment (in cash or by cashier's or certified check, or personal check if such is acceptable to the Secretary) for the shares with respect to which the
          Option or portion thereof is exercised; (c) Full payment (in cash or by cashier's or certified check, or personal check if such is acceptable to the Secretary) upon demand of an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, and/or local withholding tax requirements at the time the Recipient or his beneficiary recognizes income for federal, state, and/or local tax purposes as the result of the receipt of Shares pursuant to the exercise of the Option or portion of the Option;

     (d) A bona fide written representation and agreement, in a form satisfactory to the Board or the Committee, signed by the Recipient or other person then entitled to exercise the Option or portion of the Option, acknowledging that the Shares issued to the Recipient pursuant to the Plan shall be subject to any and all federal and state securities laws, rules and regulations generally applicable to the common stock of the Company, including without limitation, any restrictions on the sale or other transfer of the Shares as well as the restrictions on transfer of the shares set forth in this Agreement. Any certificate representing such Shares shall contain a restrictive legend evidencing the existence of any such restrictions, if applicable. The Board or the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representations and agreement and to effect compliance with all federal and state securities laws or regulations. The Board or the Committee may require an opinion of counsel acceptable to the Board to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act and may issue stop-transfer orders covering such shares.

5. Conditions to Issuance of Stock Certificates. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such shares shall be fully paid and nonassessable.

6. Rights of Shareholders. The Recipient shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Company common stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to the Recipient.

7.   Vesting and Restrictions on Transfer of Shares.

          (a) Vesting. A Recipient's interest in the Option shall vest immediately upon Recipient's receipt of an Agreement executed by the Company. To the extent the Option is unexercised, the unexercised portion shall continue to be exercisable until the Option is exercised, subject to Sections 8 and 9 and the other provisions of the Agreement.

     (b) Restrictions on Transfer of Shares. Recipient agrees that Recipient will not sell, assign, convey, pledge, encumber, or otherwise transfer, for consideration or otherwise, whether voluntarily, involuntarily, or by operation of law, any Shares obtained through the exercise of the Option or any interest therein, in whole or part, until (i) September 1, 2006 or later with respect to one-third of the Shares, (ii) September 1, 2007 or later with respect to one-third of the
          Shares, and (iii) September 1, 2008 or later with respect to the remaining one-third of the Shares. Recipient also agrees that (i) Recipient will enter into any written agreement that the Board or the Committee determines, in its absolute discretion, necessary or appropriate to carry out the intent of this Section 7(b) in connection with the exercise of all or any portion of the Option, (ii) any certificate representing Shares obtained through the exercise of the Option may contain a restrictive legend evidencing the existence of the restrictions imposed by this
          Section 7(b), and (iii) the Board or the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the enforcement of the restrictions imposed by this Section 7(b).

8. Divestiture of Shares. In the event of a Material Violation after the exercise of any or all of the Recipient's Options, then this Section shall apply. If a Material Violation occurs and the Recipient then owns all or any portion of the Shares obtained through the exercise of the Option, then the Company shall have the right, but not the obligation, to repurchase such Shares from the Recipient for an amount per Share equal to the Exercise Price plus any related income taxes and FICA paid or payable by the Recipient as a result of the exercise of the Option with respect to those repurchased Shares.

     If a Material Violation occurs and the Recipient has sold or otherwise transferred all or any portion of the Shares obtained through the exercise of the Option, then the Recipient shall pay to the Company any "gain realized" on such sale or other transfers of the Shares. For purposes of this paragraph, the "gain realized" shall equal the "net sales price" (i.e., net of reasonable commissions and transaction costs of the sale) of the Shares sold or transferred, minus the Exercise Price for such Shares, and minus any income and/or capital gains taxes and FICA paid or payable by the Recipient that are a direct result of the exercise of the Option (with respect to such sold or transferred Shares) and/or the direct result of the sale or other transfer of the Shares. In the event the sale or other transfer was to a related party at less than fair market value (e. g., a gift or bargain sale), the "net sales price" shall be deemed to equal the fair market value of the Shares at the time of such sale or other transfer. Such fair market value shall be determined by the Company, in its sole but reasonable discretion.

9. Duration of Option. Except as specified below, the Option shall expire on the tenth anniversary of the Date of Grant. Notwithstanding the foregoing, the Option may expire prior to the tenth anniversary of the Date of Grant, in the following circumstances:

     (a) If the Recipient dies, the Option shall expire on the one-year anniversary of the date of the Recipient's death. During the one-year period following the Recipient's death, the Option may be exercised by the beneficiary or the estate of the Recipient, and the beneficiary and the estate of the Recipient shall be subject to the restrictions set forth in Section 7 of this Agreement.

     (b) If the Recipient terminates employment with the Company because of his Disability, the Option shall expire on the one-year anniversary of the Recipient's last day of employment with the Company.

     (c) If the Recipient terminates employment with the Company by reason of normal retirement under the Company's retirement policies, the Option shall expire 90 days after the Recipient's last day of employment with the Company.

     (d) If the Recipient's employment with the Company terminates for any reason other than death, Disability or retirement, the Option shall expire 30 days after the Recipient's last day of employment with the Company.

     (e)  Notwithstanding any provisions set forth above in  this
          Section 9, if the Recipient shall (i) commit any act of malfeasance or wrongdoing affecting the Company or its affiliates, (ii) breach any covenant not to compete or employment agreement with the Company or any affiliate,
          (iii) engage in conduct that would warrant the Recipient's discharge for cause, or (iv) materially violate any non-disclosure obligations of the Recipient to the Company, including, but not limited to, obligations with respect to insider trading under applicable securities laws, any unexercised part of the Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Recipient is employed by the Company.

10. Administration. The Board or the Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent herewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon the Recipient, the Company and all other interested persons. No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or any similar agreement to which the Company is a party.

11. Options Not Transferable. Neither the Option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 11 shall not prevent transfers by will or by the applicable laws of descent and distribution.

12. Change of Control. If a Change of Control occurs, as defined in the Plan, any unvested and/or unexercisable portion of the Option shall become fully vested and exercisable as of the date of the Change of Control. Upon a Change of Control, the Committee may, in its discretion, take one or more of the following actions: (i) provide for payment to the Recipient of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the Option had the Option been exercised or paid upon the Change of Control, (ii) adjust the terms of the Option in a manner determined by the Committee to reflect the Change of Control, (iii) cause the Option to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Committee may consider equitable to the Recipient and in the best interests of the Company, or (v) designate a date when the Option, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Committee provides at least 30 days advance written notice of the date of termination to the Recipient. In such any event, all other provisions, terms and conditions of this Agreement and the Plan shall remain in full force and effect and the Committee is expressly authorized to take the action described in the preceding sentence and to amend this Agreement or the Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

13. Shares to be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

14. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Recipient shall be addressed to him at the address given beneath his signature below. By a notice given pursuant to this Section 14, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Recipient shall, if the Recipient is then deceased, be given to the Recipient's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 14. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a United States postal receptacle.

15.  Titles.  Titles are provided herein for convenience only and
     are   not  to  serve  as  a  basis  for  interpretation   or
     construction of this Agreement.

16. Incorporation of Plan by Reference. The Option is granted in accordance with the terms and conditions of the Plan, the terms of which are incorporated herein by reference, and the Agreement shall in all respects be interpreted in accordance with the Plan. Any term (including capitalized words) used in the Agreement that is not otherwise defined in the Agreement shall have the meaning ascribed to such term or word to it by the Plan. The Recipient acknowledges the receipt of a copy of the Plan, and agrees to be bound by the terms of the Plan, the terms and conditions of which are incorporated herein by reference.





17. Right to Terminate Relationship. Nothing in the Plan or this Agreement, or in any agreement entered into pursuant to the Plan, shall confer upon the Recipient the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of the Recipient regardless of the effect of such termination of employment on the rights of the Recipient under the Plan or this Agreement.

The Company and the Recipient have executed this Agreement effective as of the date first written above.

                                   ANALEX CORPORATION


                                   By: /S/ STERLING E. PHILLIPS, JR.
                                   ---------------------------------
                                   Sterling E. Phillips, Jr.
                                   President and Chief Executive Officer

                                   /S/ C. WAYNE GRUBBS
                                   ----------------------------------
                                   C. Wayne Grubbs


                                   ADDRESS OF RECORD:

                                   11813 Triple Crown Road
                                   Reston, VA  20191